                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 1997, in the Registration Statement
(Form S-11 No. 333.    ) and related Prospectus of CenterMark Properties, Inc.
for the registration of        shares of its common stock.

BDO Seidman LLP
Los Angeles, California
March 4, 1997